                                                                    Exhibit 10.3

                    SECOND AMENDMENT TO RECEIVABLES PURCHASE
                                    AGREEMENT

     THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 30, 1996 (this "Amendment"), is entered into among AMPHENOL FUNDING CORP., a Delaware corporation (the "Seller"), AMPHENOL CORPORATION, a Delaware corporation ("Amphenol"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware corporation (the "Purchaser"), and NESBITT BURNS SECURITIES, INC., a Delaware corporation, as successor to Bank of Montreal, as the agent for the Purchaser (in such capacity, the "Agent")

                                    RECITALS

     1. The Seller, Amphenol, the Purchaser and the Agent are parties to the Receivables Purchase Agreement dated as of December 3, 1993 (as amended by the First Amendment to Receivables Purchase Agreement, dated as of November 21, 1995, the "Agreement"); and

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement and Appendix I thereto shall have the same meanings herein as in the Agreement.

     2. Amendment to Agreement. (a) Appendix I to the Agreement is hereby amended by: (i) deleting clause (a) of the definition of "Net Portfolio Balance" and substituting therefor the following new clause (a):

          (a)(i) 8% of the Purchase Limit for TCI Communications so long as it is rated at least "Baa3" by Moody's and "BBB-" by S&P, and (ii) if not so rated, 6% of the Purchase Limit for TCI Communications so long as it is rated at least "Ba1" by Moody's and "BB" by S&P, in either such case so long as it is not subject to review for downgrade or on "Credit Watch" by such rating agencies;

(ii) amending and restating the definition of "Originators" in its entirety as follows:

          "Originators" means Amphenol, Amphenol Interconnect Products Corporation, a Delaware corporation, Pyle National Inc., a Delaware corporation, Times Fiber

     Communications, Inc., a Delaware corporation, and The Sine Companies, Inc., a Michigan corporation, together with their successors as permitted under the Purchase and Sale Agreement.

and (iii) amending and restating the definition of "Initial Closing Date" in its entirety as follows:

          "Initial Closing Date," with respect to each Originator, means the date on which the first purchases under the Purchase and Sale Agreement shall occur as to such Originator.

     (b) The Sine Companies, Inc. (the "New Originator"), pursuant to Section 8.01(c) of the Agreement, is appointed as a Servicer Person with respect to that portion of the Receivables Pool sold to the Seller by it.

     (c) Schedule 6.01(m) to the Agreement is hereby amended and restated in its entirety by Schedule 6.01(m) attached hereto.

     (d) Schedule 6.01(n) to the Agreement is hereby amended and restated in its entirety by Schedule 6.01(n) attached hereto.

     (e) Schedule 6.01(s) to the Agreement is hereby amended and restated in its entirety by Schedule 6.01(s) attached hereto.

     (f) The reference to "Section 14.02" in Section 6.01(m) of the Agreement is hereby replaced in its entirety by:

     "Section 14.02 (except as to the Servicer Persons, for whom the principal places of business and chief executive officers are as specified in Exhibit 6.01(m))"

     (g) The first sentence of Section 6.01(p) of the Agreement is hereby amended and restated in its entirety as follows:

     The authorized capital stock of Seller consists of one thousand (1000) shares of common stock, without par value ("Seller Common Stock"), 100 of which shares are currently issued and outstanding.

     3. Representations and Warranties. Both the Seller (as to itself) and Amphenol (as to itself, the Seller and each Originator) hereby represents and warrants to the Purchaser and the Agent as follows:

          (a) Representations and Warranties. The representations and warranties contained in Section 6.01 of the Agreement (including after considering the New Originator as an Originator thereunder) are true and correct as of the date hereof (with the exception of

     Sections 6.O1(i)(i) and (ii) of the Agreement, in which case such representations and warranties are true and correct as to the most recent applicable financial statements).

          (b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, in form and substance satisfactory to the Agent in its sole discretion:

          (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto,

          (b) a written statement from both Moody's and S&P that this Amendment (and the contemporaneous amendment to the Purchase and Sale Agreement) will not result in a downgrade or withdrawal of the rating of the Commercial Paper Notes,

          (c) an acknowledgement and acceptance from Capital Markets Assurance Corporation,

          (d) duly executed copies of Lock-box Agreements with each of the Lock-box Banks pertaining to the New Originator,

          (e) such powers of attorney as the Agent reasonably shall request to enable the Agent to collect all amounts due under any and all Portfolio Receivables originated by the New Originator,

          (f) a Servicer Person Letter Agreement in substantially the form of the Servicer Person Letter Agreement, dated December 3, 1993, entered into in relation to the Agreement,

          (g) the payment of all invoiced costs and expenses of the Purchaser, the Agent and their respective Affiliates (including, without limitation, the reasonable fees and expenses of counsel) pursuant to Section 14.O6(a)(i)(B) of the Agreement, and

          (h) an executed copy of the First Amendment to Purchase and Sale Agreement, dated as of the date hereof, and confirmation that all conditions precedent to the effectiveness thereof either have been satisfied or waived.

     6. Covenants. Within 60 days after the date hereof, Amphenol shall deliver to the Agent (with a copy for the Purchaser) a certificate from an authorized officer to the effect that: (a) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of AFC (unless such post office boxes are in the name of the relevant Lock-box Banks) and (b) all relevant postmasters have been notified that each of the Servicer, the New Originator (as a Servicer Person) and the Agent are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the validity or perfection of the interests of the Purchaser in the Receivables or remedies hereunder in respect thereof are governed by the laws of a jurisdiction other than the State of New York.

     9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                             AMPHENOL FUNDING CORP.

                             By: /s/Edward G. Jepsen
                                ------------------------------
                             Name: Edward G. Jepsen
                                  ----------------------------
                             Title: E.V.P. & C.F.O
                                   ---------------------------


                             AMPHENOL CORPORATION

                             By: /s/Edward G. Jepsen
                                ------------------------------
                             Name: Edward G. Jepsen
                                  ----------------------------
                             Title: E.V.P & C.F.0.
                                   ---------------------------


                             POOLED ACCOUNTS RECEIVABLE
                              CAPITAL CORPORATION, as Purchaser


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________


                             NESBITT BURNS SECURITIES, INC., as Agent


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                             AMPHENOL FUNDING CORP.


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________


                             AMPHENOL CORPORATION


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________


                            POOLED ACCOUNTS RECEIVABLE
                              CAPITAL CORPORATION, as Purchaser


                            By:/s/Richard L. Taiano
                                ------------------------------
                            Name: Richard L. Taiano
                                  ----------------------------
                            Title: Vice President
                                   ---------------------------


                             NESBITT BURNS SECURITIES, INC., as Agent


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________


                             By:    __________________________
                             Name:  __________________________
                             Title: __________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                             AMPHENOL FUNDING CORP.


                             By:    ____________________________
                             Name:  ____________________________
                             Title: ____________________________


                             AMPHENOL CORPORATION


                             By:    ____________________________
                             Name:  ____________________________
                             Title: ____________________________


                             POOLED ACCOUNTS RECEIVABLE
                              CAPITAL CORPORATION, as Purchaser


                             By:    ____________________________
                             Name:  ____________________________
                             Title: ____________________________


                             NESBITT BURNS SECURITIES, INC., as Agent


                             By:  /s/Jeffrey J. Phillips
                                ------------------------------
                             Name:   Jeffrey J. Phillips
                                  ----------------------------
                             Title:  Managing Director
                                   ---------------------------



                             By:  /s/Harvey M. S. Fraser
                                ------------------------------
                             Name:   Harvey M. S. Fraser
                                  ----------------------------
                             Title:  Managing Director
                                   ---------------------------

                                                                Schedule 6.01(m)

                              AMPHENOL CORPORATION
                     LIST OF OFFICES WHERE RECORDS ARE KEPT


Name                               Division/Subsidiary      Address
----                               -------------------      -------
Amphenol Corporation               Subsidiary               358 Hall Avenue, Wallingford, CT 06492-7530

Amphenol Interconnect              Subsidiary               20 Valley Street, Endicott, NY 13760
 Products Corporation

Amphenol - Aerospace Operations    Division                 40-60 Delaware St., Sidney, NY 13838-1395
 (f/k/a Bendix Connector Operations)

Amphenol Fiber Optic Products      Division                 1925A Ohio Street, Lisle, IL 60532

Pyle-National, Inc.                Subsidiary               1334 N. Kostner Avenue, Chicago.  1L  60651

Amphenol Communications & Network  Division                 One Kennedy Avenue, Danbury, CT 06810
 Products Division (f/k/a
 RF/Microwave Operations)

Amphenol Spectra Strip/ITD         Division                 720 Sherman Avenue, Hamden, CT 06514

Times Fiber Communications, Inc.   Subsidiary               358 Hall Avenue, Wallingford, CT 06492-7530

Times Fiber Communications, Inc.   Subsidiary               Route 2. Chatham Industrial Park, Chatham, VA  24531

The Sine Companies, Inc.           Subsidiary               25325 Joy Boulevard1 Mt. Clemens, MI  48046-2336

                                                                Schedule 6.01(n)


                              AMPHENOL CORPORATION
                       SUMMARY OF LOCKBOX ACCOUNT NUMBERS

          BANK                             A/C #                     LOCKBOX #
          ----                             -----                     ---------

1. AAO    Northern Trust
          Floor B-1l
          50 South LaSalLe Street
          Chicago, IL 60675

2. AAO    Wells Fargo
          P.O. Box 63020
          San Francisco, CA  94163

3. AAO    NationsBank
          600 Peachtree Street
          Atlanta, GA 30308

4. FOP    Bank of America - Illinois
          2Oth Floor Jackson
          231 South LaSalle Street
          Chicago, IL  60697

5. CNP    Bank of America - Illinois
          20th Floor Jackson
          231 South LaSalle Street
          Chicago, IL 60697

6. CNP    Fleet
          777 Main Street
          Hartford, CT 06115

7. SS     Fleet
          777 Main Street
          Hartford, CT 06115

8. TFC    Fleet
          One Federal Street
          Boston, MA 02211

          BANK                             A/C #                     LOCKBOX #
          ----                             -----                     ---------

9.  AIPC Fleet
         777 Main Street
         Hartford, CT 06115

10. AIPC Wells Fargo
         P.O.  Box 63020
         San Francisco, CA 94163

11. P/N  Northern Trust
         Floor B-11
         50 South LaSalle Street
         Chicago, IL 60675

12. SINE NBD Bank
         P.O.  Box 116A
         Detroit, MI 48232

                                                                Schedule 6.01(s)

                   TRADE NAMES AND CORPORATE REORGANIZATIONS
                   -----------------------------------------

Legal Entity                        Trade Names
------------                        -----------

Amphenol Corporation                Amphenol Corporation
                                    Amphenol RF
                                    Amphenol Products
                                    Bendix Connector Operations
                                    Spectra-Strip
                                    Amphenol
                                    Amphenol Aerospace Operations
                                    Amphenol Communication & Network Products
                                    AAO
                                    Amphenol FOP
                                    Amphenol Fiber Optic Products

Amphenol Interconnect Products      Amphenol Interconnect Products Corporation
 Corporation                        Amphenol Products
                                    Amphenol
                                    Amphenol Endicott
                                    Endicott
                                    AIPC

Pyle-National, Inc.                 Pyle-National, Inc.
                                    Pyle

Times Fiber Communications,         Times Fiber Communications, Inc
Inc.                                Times Fiber Communications
                                    Times
                                    Times Fiber
                                    TFC

The Sine Companies, Inc.            The Sine Companies, Inc.
                                    Sine Connector Corporation
                                    Sine
                                    Aaxico
                                    Tri-Mate
                                    Sine Products Company
                                    Sine Electro-Mold, Inc.
                                    Mil-Specialists, Inc.

Amphenol Funding Corp.              Amphenol Funding Corp.
                                    AFC

     From and after December 3, 1988, none of Amphenol Funding Corporation, Amphenol Corporation, Amphenol Interconnect Products Corporation, Pyle-National, Inc. and Times Fiber Communications, Inc. has been the subject of any merger or other corporate reorganization. From and after December 31, 1992, the Sine Companies, Inc. has not been the subject of any merger or other corporate reorganization. page 10